DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MARK A. GREEN

-----------------------------------

Mark A. Green

Director and Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ ROBERT K. BECKER

-----------------------------------

Robert K. Becker

Director and Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MATTHEW E. WINTER

-----------------------------------

Matthew E. Winter

Director, Chairman of the Board,

President and Chief Executive Officer